**Mueller Water Products**

# Where Intelligence Meets Infrastructure®

**November 2014**
**Investor Presentation**

November 5, 2014



# NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted income from continuing operations, adjusted income from continuing operations per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income represents operating income excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted income from continuing operations and adjusted income from continuing operations per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain tax adjustments and expenses related to the early extinguishment of debt.

These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of GAAP to non-GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

# FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding expected growth in our key end markets, our long-term performance targets and anticipated stronger operating leverage.

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

# OUR BUSINESS

$1.2B LTM
net sales (as of
September 30, 2014)

Specified in
100 largest
U.S. metropolitan
markets for valves or
hydrants

## FY2014 PRIMARY END MARKETS

Mueller Co. Net sales: $783mm


20%
Residential construction*
5%
Energy
75%
Repair and replacement of municipal water distribution and treatment systems

*Residential construction driven primarily by new community development

ANVIL INTERNATIONAL Net sales: $401mm


20%
Energy
5%
Power/High Pressure
75%
Non-residential construction

PORTFOLIO



Fire Hydrants



Valves



Metering Systems



Piping Component Systems



Leak Detection and Pipe Condition Assessment

Mueller Water Products



## Leading provider of water infrastructure and flow control products and services in North America

## INVESTMENT HIGHLIGHTS

- Improved results driven by strong incremental operating leverage as end markets recover
- Leveraging Mueller® brand and relationships to expand intelligent water technology offerings, domestically and internationally, that actively diagnose, monitor and control the delivery of drinking water
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Increasing investment and improved operating efficiencies are needed in water infrastructure industry

# BUSINESS PERFORMANCE: LONG-TERM TARGETS

| | |
|---|---|
| TOP-LINE GROWTH | ■ Mueller Co. base business organic growth of **5%–10%+** in normalized end market conditions<br>■ Metering and leak detection products and services **>20%** |
| EARNINGS LEVERAGE | ■ Mueller Co. adjusted EBITDA margins of **25%+** as we approach more normalized end market conditions<br>■ Metering and leak detection products and services adjusted EBITDA margins of **20%+** in 3 to 4 years<br>■ Anvil adjusted EBITDA margins in **mid-teens** in normalized end market conditions |
| OTHER | ■ Free cash flow greater than net income<br>■ Reducing working capital as a percentage of net sales |

# BROAD PRODUCT PORTFOLIO

| Mueller Co. | | ANVIL INTERNATIONAL |
|---|---|---|
| Est. 1857 | **Historical Roots** | Est. 1999 (1850) |
| $783mm | **Net Sales** | $401mm |
| $124mm | **Adjusted Operating Income(1)** | $42mm |
| $42mm | **Depreciation & Amortization(2)** | $14mm |
| $167mm | **Adjusted EBITDA(1)(2)** | $56mm |
| Fire Hydrants<br>Iron Gate Valves<br>Butterfly, Ball & Plug Valves<br>Metering Systems<br>Leak Detection and Pipe Condition Assessment | **Product and Services Portfolio** | Cast Iron Fittings<br>Pipe Nipples<br>Fittings & Couplings<br>Hangers & Supports |

**Note: All statistics are LTM ended September 30, 2014**

(1) Adjusted operating income and adjusted EBITDA exclude corporate expenses of $39mm. Mueller Co. excludes $2.2mm of restructuring. Anvil excludes $0.9 mm of restructuring.

(2) Depreciation and amortization and adjusted EBITDA exclude corporate depreciation of $0.4mm.

# WATER TRANSMISSION SOLUTIONS

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

## Intelligent Water Technology™



Drinking Water Source
Pump Station
Water Treatment Plant
Pressure Sensor
EchoShore
Pressure Sensor
Water Department
Mi.Net
S.M.A.R.T. Flushing System
Hydro-Guard
EchoShore
Mi.Echo
Mi.Hydrant
Mi.Hydrant
Hydro-Guard
EchoShore
420 Remote Disconnect Meter
Residential Homes
ePulse
Pump Station
Water Treatment Plant
Pressure Sensor
Pressure Sensor
Water Discharge after Treatment
EchoShore
Mueller Co.
Mueller Systems
Echologics
This diagram is for illustrative purposes only.

# WATER INFRASTRUCTURE LANDSCAPE

| | FIRE HYDRANTS | GATE VALVES | BUTTERFLY & BALL VALVES | BRASS WATER PRODUCTS |
|---|---|---|---|---|
| |  |  |  |  |
| Mueller Water Products | #1 PRODUCT POSITION ● | #1 PRODUCT POSITION ● | #1 PRODUCT POSITION ● | #2 PRODUCT POSITION ● |
| A.Y. McDonald | | | | ● |
| ACIPCO | ● | ● | | |
| DeZURIK | | | ● | |
| Ford Meter Box | | | | ● |
| McWane | ● | ● | ● | |

Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Leading domestic manufacturer of piping system components







- Significant FY2014 net sales from #1 or #2 segment positions
- Customer service capabilities focused on quick delivery
- Domestically manufactured and internationally sourced products
- Network of more than 1,000 distributors and 4,000 distributor locations
- Track record of solid adjusted EBITDA margins

# ANVIL KEY MARKETS

| KEY MARKETS | % FY2014 NET SALES | MARKET DRIVERS | PRODUCTS | KEY COMPETITORS |
|---|---|---|---|---|
| Mechanical, Industrial & Fire Protection | 75% | Non-Residential Construction | **Mechanical and Industrial:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs | Victaulic, Ward, Erico, Bonney Forge, Westbrook |
| | | | **Fire Protection:** O-Lets, Grooved Fittings and Couplings, Iron Fittings, Staple Hangers, Pipe Nipples | Victaulic, Ward, Tolco, Ceirco, Tyco |
| Energy (Oil & Gas) | 20% | Oil & Gas Production | Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron/Steel Fittings | Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital |
| Power/High Pressure | 5% | Power Need Development | Engineered Hangers | Lisega, Piping Tech, Bergen |

# STRATEGY AND OBJECTIVES



## Capitalize on the large, attractive and growing water infrastructure markets worldwide

### Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

### Continue to enhance operational and organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

### Develop, acquire and invest in businesses and technologies that expand our existing portfolio or allow us to enter new markets

- Investing in technologies or intellectual property through acquisitions or internal development to enhance/ expand product and service offerings
- Increasing product offerings or entering new markets
- Expanding leak detection and pipe condition assessment products and services domestically and internationally
- Developed fixed transmission and distribution main leak detection
- Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal

# Our End Markets



# HISTORICAL HOUSING STARTS

New household formation will be the key to driving housing start demand back to historical levels



Housing Starts (1959 - 2016 Forecast)
Seasonally Adjusted Annualized Rate
Units in 000's
3,000
2,500
2,000
1,500
1,000
500
0
1959 - 2014
Average = 1,453
Blue Chip
Consensus
Forecast
Bottom of prior cycle (798)
April 2009 - Lowest starts (499) since Census Bureau began keeping records in 1959
Jan-59
Jan-61
Jan-63
Jan-65
Jan-67
Jan-69
Jan-71
Jan-73
Jan-75
Jan-77
Jan-79
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15



Year-Over-Year Change in Household Formation (12MMA)
,500
,000
,500
,000
500
0
1959-Present average household formation is 1.2 million per year
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: U.S. Census Bureau
Forecast: Blue Chip Economic Indicators, October 10, 2014

# NON-RESIDENTIAL CONSTRUCTION

## The non-residential construction market remains stable



Non-Residential Construction
(Real $ in Billions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$287
$281
$291
$327
$337
$287
$236
$223
$223
$214
$216
$236
$250
$260
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: IHS
Data as of October 28, 2014



AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)
65
60
55
50
45
40
35
30

Source: American Institute of Architects
Data as of October 22, 2014

# Significant Market Opportunities



# THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

## REPAIR AND REPLACEMENT MARKET

- Valves and hydrants are typically replaced at the same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans


Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075 [2]

## FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[3]


STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B

TRANSMISSION & DISTRIBUTION **$247.5B**

Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

Sources
[1] ASCE: 2013 Report Card for America's Infrastructure
[2] The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
[3] EPA 2007 Drinking Water Needs Survey and Assessment

# FUNDING WATER INFRASTRUCTURE REPAIR

## HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES[1]


500
450
400
350
300
250
200
150
100
50
0
CPI Water
CPI Nat Gas
CPI Postage
CPI Electricity
CPI All Items

Long-term trends in consumer prices (CPI) for utilities (1953-2014)

Sources
(1) Bureau of Labor Statistics – FactSet
(2) 2014 Strategic Directions: U.S. Water Industry – Black & Veatch
(3) American Water Works Association 2012 Water and Wastewater Rate Survey
(4) EPA Clean Water and Drinking Water Infrastructure

## TOP FIVE WATER INDUSTRY ISSUES[2]

- Aging water and sewer infrastructure
- Ability to fund capital programs
- Managing capital costs
- Justifying capital improvement programs/rate requirements
- Managing operational costs

## UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000[3]
- CPI for water and sewage maintenance increased 4% for last 12 months ended September 2014 [1]
- 90% funded at local level [4]

Mueller Water Products

# SIGNIFICANT GROWTH OPPORTUNITIES

## Factors Affecting Municipal Water Systems

### Operational efficiencies
- Budget constraints
- Need to prioritize capital spending

### Water Conservation
- 25% of U.S. experiencing drought conditions[1]
- 240,000 water main breaks per year[2]

### Non-revenue Water
- Up to 30% of treated water is lost or unaccounted for[3]
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[4]

### Customer Service Focus

(1) U.S. Drought Monitor – September 2014
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Geological Survey
(5) IHS 2013 and Management Estimates

## Our Solutions

### Intelligent Water Technology™

### Leak Detection and Condition Assessment
- Field services
- Fixed transmission and distribution main leak detection monitoring

### Smart Metering
- AMR systems
- AMI systems
- Remote disconnect meter functionality
- Consumer portal
- Fixed distribution main leak detection monitoring

## Percent of Total North American Water Meter Market[5]

| | 2013 | 2017 |
|---|---|---|
| Visual Read | 20% | 5% |
| AMR Meters | 60% | 45% |
| AMI Meters | 20% | 50% |
| Market Size | **$900mm** | **$1,300mm** |

"A critical component of an integrated water loss management approach is leak detection… The challenge for utilities is identifying, locating and focusing on the more impactful leaks with the limited capital infrastructure budget that exists."

Black & Veatch *2014 Strategic Directions in the U.S. Water Industry*

# OPPORTUNITIES: AMI/SMART METERING

| OPPORTUNITY | SOLUTION | END USER | COMPETITORS |
|---|---|---|---|
| ■ Develop new products to support and enhance compelling value proposition for network | Mueller SYSTEMS<br>■ One-way and two-way AMI systems<br>■ Enhanced AMI system<br>• Mi.Echo™ (24/7 monitoring of distribution system for leaks developed with Echologics)<br>• 420 Remote Disconnect Meter<br>• Mi.Data™ (consumer portal to monitor usage)<br>• Mi.Hydrant™ (radio transceiver in fire hydrant) | American Water<br>Bartlesville, OK<br>Charlotte County, FL<br>Jackson, MS<br>Lebanon, OH<br>Tullahoma, TN<br>Winston-Salem, NC | SENSUS<br>NEPTUNE TECHNOLOGY GROUP<br>Badger Meter<br>ACLARA<br>Itron |

# OPPORTUNITIES: LEAK DETECTION & PIPE CONDITION ASSESSMENT

| OPPORTUNITY | SOLUTION | END USER | COMPETITORS |
| --- | --- | --- | --- |
| ■ Leverage Mueller brand<br>■ International opportunities<br>■ Minimal barriers to international expansion<br>■ Estimated $1.1B global market[1] | echologics A DIVISION OF MUELLER CO.<br>■ Acoustic, non-invasive technology – proven and accurate<br>■ Fixed transmission and distribution main leak detection solutions | American Water<br>Baltimore<br>District of Columbia Water and Sewerage Authority<br>Hamilton, ONT<br>Las Vegas, NV<br>New Orleans, LA<br>Singapore Public Utilities Board<br>San Diego<br>Severn Trent, U.K.<br>Thames Water<br>United Water<br>Virginia Beach<br>Washington Suburban Sanitary Commission | Fragmented market with many competitors<br>pure TECHNOLOGIES<br>GUTERMANN<br>Primayer<br>Jd7<br>sebaKMT A member of Megger Group<br>Syrinix Intelligent Pipeline Monitoring |



(1) Management estimates

# Actions & Business Results



# MANAGEMENT ACTIONS / INITIATIVES

## Reduce costs and improve operating leverage

- Divested U.S. Pipe in FY2012
- Divested two non-core assets of Anvil in FY2010
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed six plants since FY2006
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

## Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $110.7mm in FY2014 up from $77.6mm in FY2013.
- Reduced debt by $550mm from Sept. 30, 2008 through Sept. 30, 2014
- Average accounts receivable, inventory, and accounts payable as a percent of net sales declined 100 basis points at Sept. 30, 2014 compared to prior year

## Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired leak detection and pipe condition assessment products and services
- Developed fixed leak detection product capabilities
- Acquired and invested in AMI technology
- Established first AMI wireless mesh agreement for water industry

# HISTORY OF STRONG FINANCIAL PERFORMANCE

(See Appendices for GAAP Reconciliation)

Mueller Co. (1)



$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $730 $783
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
25.7% 25.9% 27.0% 28.6% 30.8% 27.4% 24.9% 18.5% 21.4% 17.0% 16.2% 18.8% 21.3%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $137 $167
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Net Sales
($ in millions)

Adjusted
EBITDA &
Adj. EBITDA
Margin
($ in millions)

ANVIL INTERNATIONAL (2)



$393 $387 $431 $484 $535 $556 $595 $470 $347 $359 $372 $391 $401
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9% 14.1%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55 $56
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011; restructuring charges of $2.5 million in 2012; restructuring charges of $1.5 million in 2013; restructuring charges of $2.2 million in 2014.

(2) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1.2 million in 2011; restructuring charges of $0.3 million in 2012; restructuring charges of $0.1 million in 2013; restructuring charges of $0.9 million in 2014.

# CONSOLIDATED NON-GAAP RESULTS

4Q2014

- Strong fourth quarter with net sales up 9.4%, adjusted operating income up 29.0% and adjusted EBITDA up 18.9%
- Mueller Co. increased net sales by 11.5%
- Mueller Co. adjusted operating income increased 27.2%; adjusted operating margin up 220 basis points to 18.0%
- Anvil had strongest net sales growth of 2014 with an increase of 5.4%

FY2014

- Strong 2014 with net sales growth of 5.7% and adjusted operating income growth of 28.7%
- Free cash flow generation of $110.7 million increased $33.1 million, or 43%, led to net debt leverage declining to 2.1x at 9/30/2014
- Adjusted EBITDA grew 16.4% and adjusted EBITDA margin was 15.5%
- Adjusted EBITDA margin for Mueller Co. was 21.3% and Anvil was 14.1%

| 4Q FISCAL | 2014 | 2013 |
|---|---|---|
| Net sales | $320.7 | $293.2 |
| Adj. operating income | $43.1 | $33.4 |
| Adj. operating margin | 13.4% | 11.4% |
| Adj. income from continuing operations per diluted share | $0.12 | $0.08 |
| Adj. EBITDA | $57.3 | $48.2 |
| Adj. EBITDA margin | 17.9% | 16.4% |

$ in millions (except per share amounts)

4Q14 results exclude restructuring costs of $0.1 million, $0.1 million net of tax; $1.0 million loss on early extinguishment of debt, $0.6 million net of tax; and a $8.0 million benefit from a deferred tax asset valuation allowance adjustment.

4Q13 results exclude restructuring costs of $0.2 million, $0.1 million net of tax and a $4.4 million benefit from a deferred tax asset valuation allowance adjustment; results are for continuing operations.

# DEBT STRUCTURE

- Net debt leverage of 2.1x and net debt of $385 million at September 30, 2014, down from a peak of more than 6x
- Debt maturities with no significant required principal payments before 2017
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $158.3 million of excess availability (as measured using September 30, 2014 data)


Debt Maturity (at 9/30/2014)
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$365
$0
$0
$180
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

$225 million ABL has $0 outstanding at 9/30/14 and matures in 2017

**Total debt has declined $1.0 billion since 2006**


Total Debt
($ in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
$546
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014

| DEBT STRUCTURE AT SEPTEMBER 30, 2014 | | |
|---|---|---|
| $225 million | $365 million | $178 million* |
| ABL Agreement Expires 2017 | 7 3/8% Senior Subordinated Notes due 2017 | 8 3/4% Senior Unsecured Notes due 2020 |

* Net of $2mm discount

Mueller Water Products

# POTENTIAL USES OF CASH

- Debt reduction
- Acquisitions
- Dividends
- Growth opportunities



Free Cash Flow
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$76
$28
$45
$78
$111
FY2010
FY2011
FY2012
FY2013
FY2014

# WHY INVEST IN MWA?

## Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

## Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

## Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

## Leveraging strengths with emerging trends

- Grow proprietary fixed leak detection offerings domestically and internationally
- Expand smart metering
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships

# Supplemental Data



# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

| | Quarter ended September 30, 2014 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 213.0 | $ 107.7 | $ - | $ 320.7 |
| Gross profit | $ 68.1 | $ 33.2 | $ - | $ 101.3 |
| Selling, general and administrative expenses | 29.8 | 16.4 | 12.0 | 58.2 |
| Restructuring expenses | 0.3 | (0.2) | - | 0.1 |
| Operating income (loss) | $ 38.0 | $ 17.0 | $ (12.0) | $ 43.0 |
| Interest expense, net | | | | 12.0 |
| Loss from early extinguishment of debt | | | | 1.0 |
| Income tax expense | | | | 3.8 |
| Net income | | | | $ 26.2 |
| Net income per diluted share: | | | | $ 0.16 |
| Capital expenditures | $ 9.0 | $ 2.2 | $ 0.2 | $ 11.4 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 38.0 | $ 17.0 | $ (12.0) | $ 43.0 |
| Restructuring | 0.3 | (0.2) | - | 0.1 |
| Adjusted operating income (loss) | 38.3 | 16.8 | (12.0) | 43.1 |
| Depreciation and amortization | 10.5 | 3.6 | 0.1 | 14.2 |
| Adjusted EBITDA | $ 48.8 | $ 20.4 | $ (11.9) | $ 57.3 |
| Adjusted operating margin | 18.0% | 15.6% | | 13.4% |
| Adjusted EBITDA margin | 22.9% | 18.9% | | 17.9% |
| Adjusted income from continuing operations: | | | | |
| Net income | | | | $ 26.2 |
| Loss on early extinguishment of debt, net of tax | | | | 0.6 |
| Restructuring, net of tax | | | | 0.1 |
| Deferred tax asset valuation allowance adjustment | | | | (8.0) |
| Adjusted income from continuing operations | | | | $ 18.9 |
| Adjusted income from continuing operations per diluted share | | | | $ 0.12 |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 86.6 |
| Less capital expenditures | | | | (11.4) |
| Free cash flow | | | | $ 75.2 |
| Net debt (end of period): | | | | |
| Current portion of long-term debt | | | | $ 1.2 |
| Long-term debt | | | | 544.4 |
| Total debt | | | | 545.6 |
| Less cash and cash equivalents | | | | (161.1) |
| Net debt | | | | $ 384.5 |
| Adjusted EBITDA: | | | | |
| Current quarter | | | | $ 57.3 |
| Three prior quarters | | | | 126.6 |
| Adjusted EBITDA | | | | $ 183.9 |
| Net debt leverage (net debt divided by adjusted EBITDA) | | | | 2.1x |

Mueller Water Products

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

| | Quarter ended September 30, 2013 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 191.0 | $ 102.2 | $ - | $ 293.2 |
| Gross profit | $ 58.3 | $ 30.5 | $ - | $ 88.8 |
| Selling, general and administrative expenses | 28.2 | 17.6 | 9.6 | 55.4 |
| Restructuring expenses | 0.3 | - | (0.1) | 0.2 |
| Operating income (loss) | $ 29.8 | $ 12.9 | $ (9.5) | 33.2 |
| Interest expense, net | | | | 12.7 |
| Income tax expense | | | | 3.7 |
| Income from continuing operations | | | | 16.8 |
| Loss from discontinued operations, net of tax | | | | (3.3) |
| Net income | | | | $ 13.5 |
| Net income (loss) per diluted share: | | | | |
| Continuing operations | | | | $ 0.10 |
| Discontinued operations | | | | (0.02) |
| Net income | | | | $ 0.08 |
| Capital expenditures | $ 8.5 | $ 4.0 | $ 0.1 | $ 12.6 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 29.8 | $ 12.9 | $ (9.5) | $ 33.2 |
| Restructuring | 0.3 | - | (0.1) | 0.2 |
| Adjusted operating income (loss) | 30.1 | 12.9 | (9.6) | 33.4 |
| Depreciation and amortization | 11.1 | 3.6 | 0.1 | 14.8 |
| Adjusted EBITDA | $ 41.2 | $ 16.5 | $ (9.5) | $ 48.2 |
| Adjusted operating margin | 15.8% | 12.6% | | 11.4% |
| Adjusted EBITDA margin | 21.6% | 16.1% | | 16.4% |
| Adjusted income from continuing operations: | | | | |
| Net income | | | | $ 13.5 |
| Discontinued operations, net of tax | | | | 3.3 |
| Restructuring, net of tax | | | | 0.1 |
| Deferred tax asset valuation allowance adjustment | | | | (4.4) |
| Adjusted income from continuing operations | | | | $ 12.5 |
| Adjusted income from continuing operations per diluted share | | | | $ 0.08 |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 71.3 |
| Less capital expenditures | | | | (12.6) |
| Free cash flow | | | | $ 58.7 |

Mueller Water Products

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

| | Year ended September 30, 2014 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 783.3 | $ 401.4 | $ - | $ 1,184.7 |
| Gross profit | $ 235.0 | $ 112.9 | $ - | 347.9 |
| Selling, general and administrative expenses | 110.5 | 70.7 | 39.5 | 220.7 |
| Restructuring expenses | 2.2 | 0.9 | - | 3.1 |
| Operating income (loss) | $ 122.3 | $ 41.3 | $ (39.5) | 124.1 |
| Interest expense, net | | | | 49.6 |
| Loss from early extinguishment of debt | | | | 1.0 |
| Income tax expense | | | | 18.0 |
| Net income | | | | $ 55.5 |
| Net income per diluted share | | | | $ 0.34 |
| Capital expenditures | $ 24.9 | $ 11.6 | $ 0.4 | $ 36.9 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 122.3 | $ 41.3 | $ (39.5) | $ 124.1 |
| Restructuring | 2.2 | 0.9 | - | 3.1 |
| Adjusted operating income (loss) | 124.5 | 42.2 | (39.5) | 127.2 |
| Depreciation and amortization | 42.1 | 14.2 | 0.4 | 56.7 |
| Adjusted EBITDA | $ 166.6 | $ 56.4 | $ (39.1) | $ 183.9 |
| Adjusted operating margin | 15.9% | 10.5% | | 10.7% |
| Adjusted EBITDA margin | 21.3% | 14.1% | | 15.5% |
| Adjusted income from continuing operations: | | | | |
| Net income | | | | $ 55.5 |
| Restructuring, net of tax | | | | 1.9 |
| Deferred tax asset valuation allowance adjustment | | | | (9.1) |
| Loss on early extinguishment of debt, net of tax | | | | 0.6 |
| Adjusted income from continuing operations | | | | $ 48.9 |
| Adjusted income from continuing operations per diluted share | | | | $ 0.30 |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 147.6 |
| Less capital expenditures | | | | (36.9) |
| Free cash flow | | | | $ 110.7 |
| Net debt (end of period): | | | | |
| Current portion of long-term debt | | | | $ 1.2 |
| Long-term debt | | | | 544.4 |
| Total debt | | | | 545.6 |
| Less cash and cash equivalents | | | | (161.1) |
| Net debt | | | | $ 384.5 |
| Adjusted EBITDA: | | | | |
| Current quarter | | | | $ 57.3 |
| Three prior quarters | | | | 126.6 |
| Adjusted EBITDA | | | | $ 183.9 |
| Net debt leverage (net debt divided by adjusted EBITDA) | | | | 2.1x |

Mueller Water Products

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

| | Year ended September 30, 2013 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 729.5 | $ 391.3 | $ - | $ 1,120.8 |
| Gross profit | $ 201.1 | $ 112.1 | $ - | $ 313.2 |
| Selling, general and administrative expenses | 108.3 | 71.8 | 34.3 | 214.4 |
| Restructuring expenses | 1.5 | 0.1 | (0.1) | 1.5 |
| Operating income (loss) | $ 91.3 | $ 40.2 | $ (34.2) | 97.3 |
| Interest expense, net | | | | 51.7 |
| Loss on early extinguishment of debt | | | | 1.4 |
| Income tax expense | | | | 8.8 |
| Income from continuing operations | | | | 35.4 |
| Income from discontinued operations | | | | 5.4 |
| Net income | | | | $ 40.8 |
| Net income per diluted share: | | | | |
| Continuing operations | | | | $ 0.22 |
| Discontinued operations | | | | 0.03 |
| Net income | | | | $ 0.25 |
| Capital expenditures | $ 24.0 | $ 12.3 | $ 0.2 | $ 36.5 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 91.3 | $ 40.2 | $ (34.2) | $ 97.3 |
| Restructuring | 1.5 | 0.1 | (0.1) | 1.5 |
| Adjusted operating income (loss) | 92.8 | 40.3 | (34.3) | 98.8 |
| Depreciation and amortization | 44.6 | 14.2 | 0.4 | 59.2 |
| Adjusted EBITDA | $ 137.4 | $ 54.5 | $ (33.9) | $ 158.0 |
| Adjusted operating margin | 12.7% | 10.3% | | 8.8% |
| Adjusted EBITDA margin | 18.8% | 13.9% | | 14.1% |
| Adjusted income from continuing operations: | | | | |
| Net income | | | | $ 40.8 |
| Discontinued operations | | | | (5.4) |
| Loss on early extinguishment of debt, net of tax | | | | 0.8 |
| Restructuring, net of tax | | | | 0.8 |
| Deferred tax asset valuation allowance adjustment | | | | (8.9) |
| Adjusted income from continuing operations | | | | $ 28.1 |
| Adjusted income from continuing operations per diluted share | | | | $ 0.18 |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 114.1 |
| Less capital expenditures | | | | (36.5) |
| Free cash flow | | | | $ 77.6 |

Mueller Water Products

# Questions

